DISTINCT ASSETSSM VARIABLE ANNUITY

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA-5

And

DISTINCT ASSETSSM VARIABLE ANNUITY NY

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA-5NLNY

Supplement dated March 14, 2024

to the

Prospectuses dated May 1, 1998

Effective on or about May 1, 2024 (the “Merger Date”), based on changes to the underlying fund portfolios, a fund reorganization will apply to the following portfolio companies:

EXISTING TRUST NAME American Century Variable Portfolios, Inc.	ACQUIRING TRUST NAME Lincoln Financial Variable Insurance Products Trust
EXISTING PORFOLIO NAME	ACQUIRING PORTFOLIO NAME

American Century VP Balanced Fund*	LVIP American Century Balanced Fund*
American Century VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund

Effective as of the Merger Date, the following portfolio company options will become generally available to Contract owners:

TRUST	Lincoln Financial Variable Insurance Products Trust
ADVISOR/SUBADVISOR	Lincoln Investment Advisors Corporation. Subadvised by American Century Investment Management, Inc.
PORTFOLIOS	LVIP American Century Balanced Fund
LVIP American Century Capital Appreciation Fund

* American Century VP Balanced Fund and the Acquiring Portfolio, LVIP American Century Balanced Fund, are closed to new investors. If you decide to transfer out of this Acquiring Portfolio, you will not be able to re-invest in it at a later date.

We have been informed that as of the Merger Date, the Existing Portfolio referenced above will merge into the corresponding Acquiring Portfolio. If you would like to transfer out of the Existing or Acquiring Portfolio prior to or within 30 days after the Merger Date, you may transfer your policy value to any of the portfolio company options listed in your Prospectus. You will not be charged for transfers made due to the merger and this reallocation also will not count against the number of free transfers that you receive each policy year.

As of the start of business on the Merger Date, any automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.